UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 19, 2010

McDONALD’S CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-5231	36-2361282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One McDonald’s Plaza

Oak Brook, Illinois

(Address of Principal Executive Offices)

60523

(Zip Code)

(630) 623-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following is a brief description of each matter voted upon at McDonald’s Corporation’s (“McDonald’s”) Annual Shareholders’ Meeting held on May 20, 2010, as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter.

Each of the four directors proposed by McDonald’s for re-election was elected by the following votes to serve until McDonald’s 2013 Annual Shareholders’ Meeting or until his respective successor has been elected and qualified. The voting results were as follows:

Director Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Walter E. Massey	748,199,555	16,070,909	1,192,118	137,288,484
John W. Rogers, Jr.	749,053,965	15,184,754	1,223,863	137,288,484
Roger W. Stone	745,741,053	18,478,230	1,243,299	137,288,484
Miles D. White	753,430,934	10,794,235	1,237,413	137,288,484

The proposal to approve the appointment of Ernst & Young LLP to serve as independent auditors for 2010 was approved by shareholders. The votes on this matter were as follows: 891,452,942 votes for; 9,951,887 votes against; and 1,346,237 abstentions. There were no broker non-votes on this matter.

The shareholder proposal relating to a shareholder vote on executive compensation was not approved by shareholders. The votes on this matter were as follows: 312,081,144 for; 415,656,310 votes against; 37,725,128 abstentions; and 137,288,484 broker non-votes.

The shareholder proposal relating to a simple majority vote was approved by shareholders. The votes on this matter were as follows: 541,512,512 votes for; 221,135,532 votes against; 2,814,538 abstentions; and 137,288,484 broker non-votes.

The shareholder proposal relating to the use of controlled atmosphere stunning was not approved by shareholders. The votes on this matter were as follows: 32,156,717 votes for; 595,103,973 votes against; 138,201,892 abstentions; and 137,288,484 broker non-votes.

The shareholder proposal relating the use of cage-free eggs was not approved by shareholders. The votes on this matter were as follows: 33,042,542 votes for; 593,239,933 votes against; 139,180,107 abstentions; and 137,288,484 broker non-votes.

Item 7.01. Regulation FD Disclosure.

On May 20, 2010, McDonald’s issued an Investor Release announcing that on May 19, 2010 the Board of Directors declared a quarterly cash dividend. A copy of the Investor Release is attached as Exhibit 99 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.
99	Investor Release of McDonald’s Corporation issued May 20, 2010:

McDonald’s Announces Quarterly Cash Dividend

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD’S CORPORATION (Registrant)

Date: May 24, 2010	By:	/s/ Denise A. Horne
Denise A. Horne Corporate Vice President – Associate General Counsel and Assistant Secretary

Exhibit Index

Exhibit No. 99	Investor Release of McDonald’s Corporation issued May 20, 2010:
McDonald’s Announces Quarterly Cash Dividend